                                AMENDMENT NO. 1
                                       TO
                            ILLUMINET HOLDINGS, INC.
                           1997 EQUITY INCENTIVE PLAN


        Pursuant to Section 10.1 of the Illuminet Holdings, Inc. (the "Company") 1997 Equity Incentive Plan, adopted October 29, 1997 and amended April 29, 1998 (the "Plan"), the Board of Directors of the Company hereby amends the Plan as follows:

        Section 4.1 of the Plan is hereby amended and restated in its entirety to read as follows:

        4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under this Plan shall equal thirteen percent (13%) of the total shares of the Company that may be outstanding from time to time, so that as additional Shares are issued by the Company, or as Shares are redeemed and cancelled by the Company, the number of Shares available for grant under this Plan shall increase or decrease, respectively, by thirteen percent (13%) of the number of Shares so issued or redeemed and cancelled. Shares granted under this Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

        IN WITNESS WHEREOF, the Plan is so amended as of this 9th day of September, 1999.


                             By:_____________________________________________
                             Name:  Roger H. Moore
                             Title: President and Chief Executive Officer

                            ILLUMINET HOLDINGS, INC.
                           1997 EQUITY INCENTIVE PLAN


                                    SECTION 1

                              PURPOSE AND DURATION

        1.1 Effective Date. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares. This Plan shall be effective on the date of its adoption by the Company's Board of Directors.

        1.2 Purpose of this Plan. This Plan is intended to attract, motivate, and retain (a) employees of the Company and its Affiliates, (b) consultants who provide significant services to the Company and its Affiliates, and (c) members of the Board of Directors of the Company who are employees of neither the Company nor any Affiliate. This Plan also is designed to further the growth and financial success of the Company and its Affiliates by aligning the interests of the Participants, through the ownership of Shares and through other incentives, with the interests of the Company's stockholders.

                                    SECTION 2

                                   DEFINITIONS

        The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

        "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

        "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by or under common control with the Company.

        "Affiliated SAR" means an SAR that is granted in connection with a related Option, and that automatically will be deemed to be exercised at the same time that the related Option is exercised.


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        "Award" means, individually or collectively, a grant under this Plan of
Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units or Performance Shares.

        "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under this Plan.

        "Board" or "Board of Directors" means the Board of Directors of the Company.

        "Board Member" means any individual who is a member of the Board of Directors of the Company.

        "Change in Control" shall have the meaning assigned to such term in
Section 12.2.

        "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

        "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer this Plan.

        "Company" means Illuminet Holdings, Inc., a Delaware corporation, and any successor thereto. With respect to the definitions of the Performance Goals, the Committee in its sole discretion may determine that "Company" means Illuminet Holdings, Inc., and its consolidated subsidiaries.

        "Consultant" means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Board Member.

        "Disability" means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its sole discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

        "Earnings Per Share" means as to any Fiscal Year, the Company's Net Income or a business unit's Pro Forma Net Income, divided by a weighted average number of Shares outstanding and dilutive equivalent Shares deemed outstanding.

        "Employee" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.


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        "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended. Reference to a specific section of ERISA or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

        "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

        "Fair Market Value" means, as of any given date, the mean between the highest and lowest reported sales prices of the Shares on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Shares are listed or on the Nasdaq Stock Market. If there is no regular public trading market for such Shares, the Fair Market Value of the Shares shall be determined by the Committee in good faith. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

        "Fiscal Year" means the fiscal year of the Company.

        "Freestanding SAR" means a SAR that is granted independently of any Option.

        "Grant Date" means, with respect to an Award, the date that the Award was granted.

        "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

        "Individual MBOs" means as to a Participant, the objective and measurable goals set by a "management by objectives" process and approved by the Committee (in its sole discretion).

        "Net Income" means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles; provided, however, that the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants and, if the Committee intends an Award to qualify as "performance-based compensation" under
Section 162(m) of the Code, the Committee shall make such determination prior to the latest date permissible under Section 162(m) of the Code.

        "Nonemployee Board Member" means a Board Member who is not an employee of the Company or of any Affiliate.

        "Nonqualified Stock Option" means an Option to purchase Shares which is not an Incentive Stock Option.


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
        "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

        "Participant" means an Employee, Consultant or Nonemployee Board Member who has an outstanding Award.

        "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Committee (in its sole discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using predetermined measurements, including, for example, one or more of the following measures: (a) Earnings Per Share, (b) Individual MBOs, (c) Net Income,
(d) Pro Forma Net Income, (e) Return on Designated Assets, (f) Return on Revenues, and (g) Satisfaction MBOs. The Performance Goals may differ from Participant to Participant and from Award to Award.

        "Performance Period" shall have the meaning assigned to such term in
Section 8.3.

        "Performance Share" means an Award granted to a Participant pursuant to
Section 8.

        "Performance Unit" means an Award granted to a Participant pursuant to
Section 8.

        "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of target levels of performance or the occurrence of other events as determined by the Committee in its sole discretion.

        "Plan" means the Illuminet Holdings, Inc., 1997 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

        "Pro Forma Net Income" means as to any business unit for any Fiscal Year, the portion of Company's Net Income allocable to such business unit; provided, however, that the Committee shall determine the basis on which such allocation shall be made.

        "Restricted Stock" means an Award granted to a Participant pursuant to
Section 7.

        "Retirement" means, in the case of an Employee, a Termination of Service by reason of the Employee's retirement pursuant to any retirement program instituted by the Company or any Affiliate employer or as otherwise agreed to by the Employer or the applicable Affiliate employer. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement". With respect to a Nonemployee Board Member, "Retirement" means termination of service on the Board at or after age sixty-five (65).


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
        "Return on Designated Assets" means as to any Fiscal Year, (a) the Pro Forma Net Income of a business unit, divided by the average of beginning and ending business unit designated assets, or (b) the Net Income of the Company, divided by the average of beginning and ending designated corporate assets.

        "Return on Revenues" means as to any Fiscal Year, the percentage equal to the Company's Net Income or the business unit's Pro Forma Net Income, divided by the Company's or the business unit's annual revenue.

        "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

        "Satisfaction MBOs" means as to any Participant, the objective and measurable individual goals set by a "management by objectives" process and approved by the Committee, which goals relate to the satisfaction of external or internal requirements.

        "Section 16 Person" means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

        "Shares" means the shares of common stock of the Company.

        "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, that is designated as a SAR pursuant to
Section 6.

        "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

        "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an employee and the Company or an Affiliate for any reason, including, but not limited to, a cessation by resignation, discharge, death, Disability, Retirement or the disaffiliation of an Affiliate, but excluding any such cessation where there is a simultaneous reemployment by the Company or an Affiliate, and (b) in the case of a Board Member or Consultant, a cessation of the service relationship between a Board Member or Consultant and the Company or an Affiliate for any reason, including, but not limited to, a cessation by resignation, discharge, death, Disability, (Retirement, with respect to a Board

Member) or the disaffiliation of an Affiliate, but excluding any such cessation where there is a simultaneous reengagement of the Board Member or Consultant by the Company or an Affiliate.

                                    SECTION 3

                                 ADMINISTRATION

        3.1 The Committee. This Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Board Members, all of whom are Nonemployee Board Members. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.

        3.2 Authority of the Committee. It shall be the duty of the Committee to administer this Plan in accordance with its provisions. The Committee shall have all powers and discretion necessary or appropriate to administer this Plan and to control its operation, including, but not limited to, the power to (a) determine which Participants shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret this Plan and the Awards, (d) adopt rules for the administration, interpretation and application of this Plan as are consistent therewith, and (e) interpret, amend or revoke any such rules.

        3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under this Plan to one or more Board Members or officers of the Company; provided, however, that the Committee may not delegate its authority and powers in any way which would jeopardize this Plan's qualification under Rule 16b-3.

        3.4 Decisions Binding. All determinations and decisions made by the Committee, the Board and any delegate of the Committee pursuant to Section 3.3 shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                    SECTION 4

                           SHARES SUBJECT TO THIS PLAN

        4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under this Plan shall not exceed 1,000,000. Shares granted under this Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

        4.2 Lapsed Awards. If an Award is settled in cash, or is canceled, terminates, expires or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding


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
Tandem SAR), any Shares subject to such Award thereafter shall be available to be the subject of an Award.

        4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under this Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 4.1, 5.1, 6.1, 7.1 and 8.1, in such manner as the Committee (in its sole discretion) shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

        4.4 Repurchase Option. The Committee may, in its sole discretion, include in the terms of any Award Agreement, that the Company shall have the option to repurchase Shares of any Participant acquired pursuant to any Award granted under the Plan upon the Termination of Service of such Participant upon such terms as the Committee shall state in the Award.

        4.5 Buy-Out Provision. The Committee may at any time offer on behalf of the Company to buy out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Committee, in its sole discretion, shall establish and communicate to the Participants at the time such offer is made.

        4.6 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable or appropriate in its sole discretion, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, and any blue sky or state securities laws.

        4.7 Adjustments upon Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Board of Directors, in its discretion, may require the successor corporation to either (i) assume each outstanding Award or
(ii) substitute an equivalent award by the successor corporation or a Parent or Subsidiary of the successor corporation. If an Award is not assumed or substituted in the event of a merger or sale of assets, the Award shall fully vest and become immediately exercisable and the Committee shall notify the Participant that the Award shall be exercisable for a period of twenty-five (25) days from the date of such notice, and the Award shall terminate upon the expiration of such period unless exercised. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, equal consideration (whether stock, cash, or other securities or property) as received in the merger or sale of assets by holders of each Share of common stock held on the effective date of the transaction (and if holders of Shares were offered a choice of consideration,


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
the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of common stock in the merger or sale of assets.

                                    SECTION 5

                                  STOCK OPTIONS

        5.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option; provided, however, that during any Fiscal Year, no Participant shall be granted Options covering more than 100,000 Shares. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof.

        5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

        5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

                5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price may be less than the Fair Market Value of a Share on the Grant Date.

                5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

                5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Participants on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the Shares on the Grant Date.

                5.4 Expiration of Options.

                5.4.1 Expiration Dates. Except as provided in Section 5.7 regarding Incentive Stock Options, each Option shall terminate upon the earlier of the first to occur of the following events:

                    (a) The date(s) for termination of the Option set forth in the Award Agreement; or

                    (b) The expiration of ten (10) years from the Grant Date.

                5.4.2 Committee Discretion. Subject to the limits of Section 5.4.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and
        (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.7 regarding Incentive Stock Options).

        5.5 Exercisability of Options. Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

        5.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

        Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines (i) to provide legal consideration for the Shares, and
(ii) to be consistent with the purposes of this Plan.


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
        As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

        5.7 Certain Additional Provisions for Incentive Stock Options.

                5.7.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

                5.7.2 Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one (1) year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement or the Committee permits later exercise.

                5.7.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

                5.7.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

                                    SECTION 6

                            STOCK APPRECIATION RIGHTS

        6.1 Grant of SARs. Subject to the terms and conditions of this Plan, an SAR may be granted to Participants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

                6.1.1 Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 100,000 Shares.


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
                6.1.2 Exercise Price and Other Terms. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan; provided, however, that the exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option.

        6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

        6.3 Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

        6.4 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

        6.5 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

        6.6 Expiration of SARs. An SAR granted under this Plan shall expire upon the date determined by the Committee, in its sole discretion, as set forth in the Award Agreement. Notwithstanding the foregoing, the terms and provisions of
Section 5.4 also shall apply to SARs.

        6.7 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                (a) The positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price; by

                (b) The number of Shares with respect to which the SAR is exercised.


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
        At the sole discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in any combination thereof.

                                    SECTION 7

                                RESTRICTED STOCK

        7.1 Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant; provided, however, that during any Fiscal Year, no Participant shall receive more than 100,000 Shares of Restricted Stock.

        7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee, in its sole discretion, determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the end of the applicable Period of Restriction.

        7.3 Transferability. Except as otherwise determined by the Committee, in its sole discretion, Shares of Restricted Stock may not be sold, transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, until the end of the applicable Period of Restriction.

        7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate in accordance with this Section 7.4.

                7.4.1 General Restrictions. The Committee may set restrictions based upon (a) the achievement of specific performance objectives (Company-wide, divisional or individual), (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its sole discretion.

                7.4.2 Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as "performance-based compensation" under section 162(m) of the Code, the Committee, in its sole discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Restricted Stock that is intended to qualify under Code section 162(m), the Committee shall follow any procedures determined by it in its sole discretion from time to time to be necessary, advisable or appropriate to ensure qualification of the Restricted Stock under Code section 162(m) (e.g., in determining the Performance Goals).

                7.4.3 Legend on Certificates. The Committee, in its sole discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

                "THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE ILLUMINET HOLDINGS, INC., 1997 EQUITY INCENTIVE PLAN, AND IN A RESTRICTED STOCK AGREEMENT. A COPY OF THIS PLAN AND SUCH RESTRICTED STOCK AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF ILLUMINET HOLDINGS, INC."

        7.5 Removal of Restrictions. Except as otherwise provided in this
Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan shall be released from escrow as soon as practicable after the end of the applicable Period of Restriction. The Committee, in its sole discretion, may accelerate the time at which any restrictions shall lapse and remove any restrictions. After the end of the applicable Period of Restriction, the Participant shall be entitled to have any legend or legends under Section
7.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

        7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the applicable Award Agreement provides otherwise.

        7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the applicable Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

        7.8 Return of Restricted Stock to Company. On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and thereafter shall be available for grant under this Plan.

                                    SECTION 8

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

        8.1 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Participants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant; provided, however, that during any Fiscal Year, (a) no Participant shall receive Performance Units having an initial value greater than $250,000, and (b) no Participant shall receive more than 100,000 Performance Shares.

        8.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

        8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares, or both, that will be paid out to the Participants. The time period during which the performance objectives must be met shall be called the "Performance Period". Each Award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

                8.3.1 General Performance Objectives. The Committee may set performance objectives based upon (a) the achievement of Company-wide, divisional or individual goals, (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its discretion.

                8.3.2 Section 162(m) Performance Objectives. For purposes of qualifying grants of Performance Units or Performance Shares as "performance-based compensation" under section 162(m) of the Code, the Committee, in its sole discretion, may determine that the performance objectives applicable to Performance Units or Performance Shares, as the case may be, shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Performance Shares, as the case may be, to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Performance Units or Performance Shares which are intended to qualify under Code section 162(m), the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate in its sole discretion to ensure qualification of the

        Performance Units or Performance Shares, as the case may be, under Code section 162(m) (e.g., in determining the Performance Goals).

        8.4 Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout of the number of Performance Units or Performance Shares, as the case may be, earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit or Performance Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit or Performance Share.

        8.5 Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the end of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the end of the applicable Performance Period), or in any combination thereof.

        8.6 Cancellation of Performance Units/Shares. On the earlier of the date set forth in the Award Agreement or the Participant's Termination of Service (other than by death, Disability or, with respect to an Employee, Retirement), all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and thereafter shall be available for grant under this Plan. In the event of a Participant's death, Disability or, with respect to an Employee, Retirement, prior to the end of a Performance Period, the Committee shall reduce his or her Performance Units or Performance Shares proportionately based on the date of such Termination of Service.

                                    SECTION 9

                                  MISCELLANEOUS

        9.1 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral election shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

        9.2 No Effect on Employment or Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of this Plan, transfer of employment of a Participant between the Company and any of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment or secure relationship with the Company and its Affiliates is on an at-will basis only, unless otherwise provided by an applicable employment or service agreement between the Participant and the Company or its Affiliate, as the case may be.

        9.3 Participation. No Participant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

        9.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

        9.5 Successors. All obligations of the Company under this Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

        9.6 Beneficiary Designations. If permitted by the Committee, a Participant under this Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of this Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

        9.7 Transferability of Awards. Except as provided otherwise in the Award Agreement, Awards granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

        9.8 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary thereof) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or his or her beneficiary).

                                   SECTION 10

                      AMENDMENT, TERMINATION, AND DURATION

        10.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate this Plan, or any part thereof, at any time and for any reason; provided, however, that if and to the extent required by law or to maintain this Plan's qualification under Rule 16b-3, the Code, or the rules of any national securities exchange (if applicable), any such amendment shall be subject to stockholder approval. The amendment, suspension or termination of this Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of this Plan.

        10.2 Duration of this Plan. This Plan shall become effective on the date specified herein, and subject to Section 10.1 (regarding the Board's right to amend or terminate this Plan), shall remain in effect thereafter; provided, however, that without further stockholder approval, no Incentive Stock Option may be granted under this Plan after the tenth anniversary of the effective date of this Plan.

                                   SECTION 11

                                 TAX WITHHOLDING

        11.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), the Company shall have the power and the right to deduct or withhold from any amounts due to the Participant from the Company, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or the exercise thereof).

        11.2 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by
(a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

                                   SECTION 12

                                CHANGE IN CONTROL

        12.1 Change in Control. In the event of a Change in Control of the Company, all Awards granted under this Plan that then are outstanding and not then exercisable or are subject to restrictions, shall, unless otherwise provided for in the Award Agreements applicable thereto, become immediately exercisable, and all restrictions shall be removed, as of the first date that the Change in Control has been deemed to have occurred, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Award Agreements. Notwithstanding the preceding sentence, in the event that the Committee is advised by the Company's independent auditors that the effect of the preceding sentence would be to preclude the ability of the Company to account for an acquisition or merger transaction as a pooling of interests, the Committee may declare the preceding sentence to be inoperable to such extent as the Committee, in its sole discretion, deems advisable. Notwithstanding the preceding sentence, in the event that the Committee is advised by the Company's independent auditors that the effect of the preceding sentence would be to preclude the ability of the Company to account for a transaction as a pooling of interests, the Committee may declare the preceding sentence to be inoperable to such extent as the Committee, in its sole discretion, deems advisable.

        12.2 Definition. For purposes of Section 12.1 above, a Change in Control of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following shall have been satisfied, unless such condition shall have received prior approval of a majority vote of the Continuing Directors, as defined below, indicating that Section 12.1 shall not apply thereto:

        (a) any "person", as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

        (b) during any period of two consecutive years (not including any period prior to the Effective Date of this Plan), individuals ("Existing Directors") who at the beginning of such period constitute the Board of Directors, and any new board member (an "Approved Director") (other than a board member designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (b) or (c) of this Section 12.2) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of a least two-thirds (2/3) of the board members then still in office who either were board members at the beginning of the period or whose election or nomination for election previously was so approved (Existing Directors together with Approved Directors constituting "Continuing Directors"), cease for any reason to constitute at least a majority of the Board of Directors; or

        (c) the stockholders of the Company approve a merger or consolidation of the Company with any other person, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or
        (ii) a merger in which no "person" (as defined in Section 12.2(a)) acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; or

        (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

                                   SECTION 13

                               LEGAL CONSTRUCTION

        13.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

        13.2 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        13.3 Requirements of Law. The grant of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

        13.4 Securities Law Compliance. With respect to Section 16 Persons, Awards under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee in its sole discretion.

        13.5 Governing Law. This Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware (excluding its conflict of laws provisions).

        13.6 Captions. Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of this Plan.


                                                   Adopted October 29, 1997

                                                   Amended April 29, 1998

                            ILLUMINET HOLDINGS, INC.
                           1997 EQUITY INCENTIVE PLAN
                   NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

        This Stock Option Award Agreement (the "Award Agreement"), made this ____ day of ____________, 19__ evidences the grant, by Illuminet Holdings, Inc., (the "Company"), of a stock option to _____________ (the "Grantee") on the date hereof (the "Date of Grant"). By accepting the Award and executing this Award Agreement, the Grantee agrees to be bound by the provisions hereof and of the Illuminet Holdings, Inc. 1997 Equity Incentive Plan (the "Plan"). Capitalized terms not defined herein shall have the same meaning as used in the Plan.

        1. Shares Optioned and Option Price. The Grantee shall have an option to purchase _________ shares of the Company's Common Stock, $ par value (the "Shares"), at an exercise price of $_______ for each share (the "Option"), subject to the terms and conditions of this Award Agreement and of the Plan, the provisions of which are incorporated herein by this reference. The Option is not, nor is it intended to be, an Incentive Stock Option as described in section 422 of the Internal Revenue Code of 1986.

        2. Exercise Period. The Option may be exercised, from time to time, with respect to either all or 50% of the following number of Shares subject to this Option: (i) prior to the first anniversary of the Date of Grant, none of such Shares; (ii) from and after the first anniversary of the Date of Grant, 25% of such Shares; (iii) from and after the second anniversary of the Date of Grant, 50% of such Shares (less any Shares as to which this Option shall have been exercised prior to such second anniversary); (iv) from and after the third anniversary of the date of Grant, 75% of such Shares (less any Shares as to which this Option shall have been exercised prior to such third anniversary); and (v) from and after the fourth anniversary of the Date of Grant, 100% of such Shares (less any Shares as to which this Option shall have been exercised prior to such fourth anniversary). Provided, however, that the Grantee's right to exercise the Option shall terminate on the earliest to occur of the following dates:

        (a)     the tenth anniversary of the Date of Grant;

        (b) the first anniversary of the date of the Grantee's Termination of Service on account of Disability or death;

        (c) the date sixty days following the date of the Grantee's Termination of Service for any reason other than Disability or death (the "Termination Date"); provided, however, that until there is a regular public trading market for the Shares, as determined by the Committee, in its sole discretion, the Termination Date shall be the date one year following the date of the Grantee's Termination of Service for any reason other than Disability or death.

        3. Restriction on Exercise After Termination. Notwithstanding the foregoing provisions of paragraph 2 or any other provision of this Award Agreement, the exercise of the Option after termination of employment shall be subject to satisfaction of the conditions precedent that the Grantee neither (a) takes other employment or renders services to others without the written consent of the Company nor (b) conducts himself or herself in a manner adversely affecting the Company.

        4. Acceleration. Notwithstanding the foregoing provisions of paragraph 2, if an event described in Section 12 of the Plan (a "Change in Control") shall occur before the fourth anniversary of the Date of Grant, this Option shall become exercisable as to all Shares subject hereto on the date of such Change in Control.

        5. Exercise. To the extent that the Option is exercisable hereunder, it may be exercised in full or in part by the Grantee or, in the event of the Grantee's death, by the person or persons to whom the Option was transferred by will or the laws of descent and distribution, by delivering or mailing written notice of the exercise and full payment of the purchase price to the Secretary of the Company. The written notice shall be signed by each person entitled to exercise the Option and shall specify the address and social security number of each person. If any person other than the Grantee purports to be entitled to exercise all or any portion of the Option, the written notice shall be accompanied by proof, satisfactory to the Secretary of the Company, of that entitlement. The written notice shall be accompanied by full payment in cash (including personal check), in Shares represented by certificates transferring ownership to the Company and with an aggregate Fair Market Value equal to the purchase price on the date the written notice is received by the Secretary, or in any combination of cash and Shares, provided that payment in full or part by the transfer of Shares shall be subject to approval by the Committee. Payment may also be made in such other manner as may be permitted by the Plan at the time of exercise, subject to approval by the Committee. The written notice will be effective and the Option shall be deemed exercised to the extent specified in the notice on the date that the written notice (together with required accompaniments) is received by the Secretary of the Company at its then executive offices during regular business hours.

        6. Transfer of Shares Upon Exercise. As soon as practicable after receipt of an effective written notice of exercise and full payment of the purchase price as provided in paragraph 5, the Secretary of the Company shall cause ownership of the appropriate number of Shares to be transferred to the person or persons exercising the Option by having a certificate or certificates for those Shares registered in the name of such person or persons and shall have each certificate delivered to the appropriate person. Notwithstanding the foregoing, if the Company or a Subsidiary requires reimbursement of any tax required by law to be withheld with respect to Shares received upon exercise of an Option, the Secretary shall not transfer ownership of those Shares until the required payment is made.

        7. Transferability of Options. The rights under this Award Agreement may not be transferred except pursuant to a "domestic relations order," as defined in the Code or Title I of ERISA, or by will or the laws of descent and distribution. The rights under this Award Agreement may be exercised during the lifetime of the Grantee only by the Grantee or permitted transferees.

                7.01 Transferees of Stockholders. The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Award Agreement, or to treat as owner of such shares of stock, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been sold, assigned or otherwise transferred, from and after any sale, assignment or transfer of any Share made in violation of this Award Agreement. Any transfer in violation of the terms of this Award Agreement shall be deemed null and void.

        8. Authorized Leave. For purposes hereof, an authorized leave of absence (authorized by the Company or a Subsidiary to the Grantee in writing) shall not be deemed a Termination of Service hereunder.

        9. Taxes. The Grantee will be solely responsible for any Federal, state or local income taxes imposed in connection with the exercise of the Option or the delivery of Shares incident thereto, and the Grantee authorizes the Company or any Subsidiary to make any withholding for taxes which the Company deems necessary or proper in connection therewith, from any amounts due to the Grantee by the Company. Subject to approval by the Committee, the Grantee may satisfy such withholding obligations, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares or (b) delivering to the Company Shares then owned by Grantee having a Fair Market Value equal to the amount required to be withheld.

        10. Risk of Investment. It is expressly understood and agreed that the Grantee assumes all risks incident to any change hereafter in the applicable laws or regulations or incident to any change in the market value of the Shares after the exercise of this Option in whole or in part. The Grantee has received and read a copy of the Plan and made a detailed inquiry concerning the Company and its business, and the Grantee is aware of the limited market available for resale of the Shares. The Grantee agrees that the Shares acquired on exercise of this Option shall be acquired for his or her own account for investment only and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933 (the "Securities Act") or other applicable securities laws. If the Board of Directors or Committee so determines, any stock certificates issued upon exercise of this Option shall bear a legend to the effect that the Shares have been so acquired. The Company may, but in no event shall be required to, bear any expenses of complying with the Securities Act, other applicable securities laws or the rules and regulations of any national securities exchange or other regulatory authority in connection with the registration, qualification, or transfer, as the case may be, of this Option or any Shares acquired upon the exercise thereof. The foregoing restrictions on the transfer of the Shares shall be inoperative if (a) the Company previously shall have been furnished with an opinion of counsel, satisfactory to it, to the effect that such transfer will not involve any violation of the Securities Act and other applicable securities laws or (b) the Shares shall have been duly registered in compliance with the Securities Act and other applicable state or federal securities laws. If this Option, or the Shares subject to this Option, are so registered under the Securities Act, the Grantee agrees that he or she will not make a public offering of the said Shares except on a national securities exchange on which the stock of the Company is then listed.

        11.     Transferability of Shares; Company Repurchase Option.

                11.01   No Transfer.

                (a) Except as otherwise provided herein, the Grantee may not sell, pledge, give, assign, distribute, hypothecate, mortgage or transfer (all hereinafter referred to as "transfer") any Shares acquired pursuant to this Award Agreement.

                (b) In no event shall the Grantee transfer, directly or indirectly, any of his Shares acquired pursuant to this Award Agreement to any customer, supplier or competitor of the Company or any of its Affiliates.

                11.02 Repurchase Option. Upon Grantee's Termination of Service and for thirty days thereafter, the Company shall have the exclusive option to purchase all, but not less than all, of the Shares acquired by Grantee pursuant to this Award Agreement at a purchase price per Share equal to the Fair Market Value on the date of such Termination of Service (the "Purchase Option").

                11.03 Payment. If the Company elects to exercise the Purchase Option, the Company shall give notice of its intention to purchase the Shares and deliver payment for such Shares within 15 days after the date of such notice. At the Company's option, the Company may designate another person or entity to purchase any of the Shares on its behalf, on the terms provided herein.

                11.04 No Disclosure Obligation. The Grantee acknowledges and agrees that neither the Company nor any of its shareholders, board members and officers, has any duty or obligation to disclose to the Grantee any material information regarding the business of the Company or affecting the value of the Shares before or at the time of a Grantee's Termination of Service, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

        12. No Conflict. In the event of a conflict between this Award Agreement and the Plan, the provisions of the Plan shall govern.

        13. Governing Law. This Award shall be governed under the laws of the State of Delaware.


                                        ILLUMINET HOLDINGS, INC.

                                        By:
                                           -------------------------------------
                                        Title:



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

ACKNOWLEDGMENT

        The undersigned Grantee acknowledges that he or she understands and agrees to be bound by each of the terms and conditions of this Award Agreement.


-----------------------------------         ------------------------------------
            Printed Name                                  Signature



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